                                                                    EXHIBIT 23.3

                  CONSENT OF MARSHALL MILLER & ASSOCIATES, INC.

The Board of Directors
International Coal Group, Inc.:

       Marshall Miller & Associates, Inc. hereby consents to the references to our firm in the form and context in which they appear in the Form S-1 Registration Statement (File No. 333-124393) (the "Form S-1") and the Form S-4 Registration Statement (File No. 333-126156) (the "Form S-4"). We hereby further consent to the use of information contained in our report, dated as of April 22, 2005, setting forth the estimates of the Company's coal reserves in the Form
S-1 and Form S-4.

                                              Marshall Miller & Associates, Inc.

                                              By:     /s/ K. Scott Keim
                                                    ----------------------------
                                              Name:   K. Scott Keim
                                                    ----------------------------
                                              Title:  President - Energy &
                                                      Mineral Resources
                                                    ----------------------------

November 8, 2005

                  CONSENT OF MARSHALL MILLER & ASSOCIATES, INC.

The Board of Directors
Anker Coal Group, Inc.:

      Marshall Miller & Associates, Inc. hereby consents to the references to our firm in the form and context in which they appear in the International Coal Group, Inc. Form S-1 Registration Statement (File No. 333-124393) (the "Form S-1") and the Form S-4 Registration Statement (File No. 333-126156) (the "Form S-4"). We hereby further consent to the use of information contained in our report, dated as of April 22, 2005, setting forth the estimates of the Company's coal reserves in the Form S-1 and Form S-4.

                                              Marshall Miller & Associates, Inc.

                                              By:     /s/ K. Scott Keim
                                                    ----------------------------
                                              Name:   K. Scott Keim
                                                    ----------------------------
                                              Title:  President - Energy &
                                                      Mineral Resources
                                                    ----------------------------

November 8, 2005

                  CONSENT OF MARSHALL MILLER & ASSOCIATES, INC.

The Board of Directors
CoalQuest Development LLC:

      Marshall Miller & Associates, Inc. hereby consents to the references to our firm in the form and context in which they appear in the International Coal Group, Inc. Form S-1 Registration Statement (File No. 333-124353) (the "Form S-1") and the Form S-4 Registration Statement (File No. 333-126156) (the "Form S-4"). We hereby further consent to the use of information contained in our report, dated as of April 22, 2005, setting forth the estimates of the Company's coal reserves in the Form S-1 and Form S-4.

                                              Marshall Miller & Associates, Inc.

                                              By:     /s/ K. Scott Keim
                                                    ----------------------------
                                              Name:   K. Scott Keim
                                                    ----------------------------
                                              Title:  President - Energy &
                                                      Mineral Resources
                                                    ----------------------------

November 8, 2005